Exhibit 99.1

Item 4. Description of the due diligence performed

Item 5. Summary of findings and conclusions of review

Certification of Services Performed

January 5, 2016

Reference is made to that certain Loan Agreement (the “Loan Agreement”) to be entered into by and between HPA Borrower 2016-1 LLC (“Borrower”) and Citibank, N.A. (“Client”). Capitalized terms used herein without definition have the respective meanings ascribed thereto in the Loan Agreement.

I do hereby certify to Borrower and Client, to the best of my knowledge and belief, that Green River Capital, LLC (“GRC”) has completed the services ordered by Client under the Evaluation Services Agreement dated January 5, 2016, between GRC and Client, in connection with the borrowing of the Loan for the Properties (the “Properties”) contained in the data tape entitled “HPA 2016 Securitization Data Tape_vf.xlsx” (the “Data Tape”). Furthermore:

1.	GRC has reviewed the Lease for each Property provided by Client and has determined that (a) each such Lease has been executed by the applicable Tenant, (b) the monthly rental payment under each such Lease and the Lease commencement and expiration dates match the information included in the Data Tape and (c) all Section 8 Leases are correctly reported on the Data Tape.

2.	GRC has reviewed the Data Tape and, based on a review of the broker price opinions oor appraisals, as applicable, GRC has verified that the values presented on the Data Tape are correct.

3.	GRC has reviewed the Data Tape, which indicates which Properties have or do not have an active homeowner’s, condominium, or other common-interest community association (“HOA”) and has confirmed, based on, among other things, including title review and that certain Certification of Services Performed provided by Stewart Title Guaranty Corporation dated on or about the date hereof (the “Stewart Title Certification”), that the data provided by Borrower on the Data Tape is correctly reported except as otherwise set forth in the Stewart Title Certification.

4.	GRC has reviewed the purchase documentation provided by the Borrower for each Property in order to compare the purchase price provided in the purchase documents against the purchase price field included in the Data Tape. GRC has verified the correct values on the Data Tape.

5.	GRC has reviewed the renovation costs by category for each Property that appears on the general ledger of the Sponsor as provided to GRC on November 10, 2015 and tied out such costs with the Data Tape.

6.	With respect to a sample of 100 of the Properties, GRC has reviewed the renovation expense data fields in the Data Tape and the related purchase orders, change orders and similar evidence provided by the Borrower for each such Property for items comprising the types of renovation expenses in the data fields (unless the expenses are less than $1,500) and compare such evidence to actual renovation data fields in the Data Tape. GRC has verified that the values for such renovation data fields are correct in the Data Tape for such sample of Properties.

7.	GRC has reviewed the right to purchase agreements, as amended (“RTP”) provided by Borrower with respect to each Property on the Data Tape and based on its review of each RTP, GRC has verified that the term of such RTP corresponds to the term of the related Lease.

8.	Using the “Current RTP Year” set forth on the Data Tape, GRC compared the Baseline Purchase Price set forth in Exhibit A (as amended or restated) of each RTP in the Lease Term (Year) that corresponds to the “Current RTP Year” set forth in the Data Tape and verified that “Current RTP Price” in the Data Tape corresponds to the related Baseline Purchase Price.

9.	Based on its review of the related Lease and the RTP, GRC has verified that the Current RTP Term specified the Data Tape corresponds to the current term (by year) of the related Lease.

[Signature Page Follows]

GRC DILIGENCE CERTIFICATE

IN WITNESS WHEREOF, the undersigned has caused this certificate to be executed as of the date set forth above.

GREEN RIVER CAPITAL, LLC

By:	/s/ Richard Lundbeck
Name: Richard Lundbeck
Title: Vice President

Date: January 5, 2016

GRC DILIGENCE CERTIFICATE